KEMPER VARIABLE SERIES
                   KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999
                           --------------------------

The Board of  Trustees  of Kemper  Variable  Series  has  approved,  subject  to shareholder approval, a change in the Kemper-Dreman Financial Services Portfolio's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" company to a "non-diversified" company. If the shareholders approve the proposed change, the Portfolio would no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a greater percentage of its assets in a smaller number of issuers. Accordingly, the Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. A special meeting of shareholders called for the purpose of voting on this change is currently scheduled for July 29, 1999.

July 6, 1999